STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	8
Beginning Date of Collection Period	21-Oct-02
End Date of Collection Period	19-Nov-02
Distribution Date	20-Nov-02
Previous Distribution Date	21-Oct-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	43,855,651.14
Principal Collections	35,745,851.85
Interest Collections (net of servicing fee)	7,723,830.70
Servicing fee	385,968.59
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	43,855,651.14
Interest Paid to Certificates	1,434,175.92
Principal Paid to Certificates	42,035,506.63
Equity Certificate	-
Servicing Fee	385,968.59

Balance Reconciliation

Begin Principal Balance	926,324,611.26
Principal Collections (including repurchases)	35,851,613.85
Charge off Amount	182,419.57
End Principal Balance	890,290,577.84

Collateral Performance
Cash Yield (% of beginning balance)	10.51%
Charge off Rate (% of beginning balance)	0.24%
Net Yield	10.27%

Delinquent Loans
30-59 days principal balance of loans	19,513,684.17
30-59 days number of loans	210
60-89 days principal balance of loans	3,728,642.62
60-89 days number of loans	42
90+ days principal balance of loans	8,211,030.40
90+ days number of loans	88

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	9,754
Number outstanding end of period	9,416
Number that went into REO	2
Principal Balance that went into REO	328,061.69

Overcollateralization
Begin OC Amount	161,430,739.67
OC Release Amount	0.00
Extra Principal Distribution	6,001,473.21
End OC Amount	167,432,212.88

Target OC Amount	191,413,823.01
Interim OC Amount	161,430,739.67
Interim OC Deficiency	29,983,083.34

Monthly Excess Cashflow	6,001,473.21

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	71.33%

Interest Calculations
1 month LIBOR	1.83000%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.20000%
Class A Pass-Through Rate	2.20000%
Class M Formula Rate (1-mo. Libor plus 82bps)	2.65000%
Class M Pass-Through Rate	2.65000%
Available Funds Cap	10.62010%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	42.864838
2. Principal Distribution per $1,000	41.481030
3. Interest Distribution per $1,000	1.383808

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.20000%
2. Days in Accrual Period	30

3. Class A Interest Due	1,246,494.18
4. Class A Interest Paid	1,246,494.18
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	679,905,915.25
2. Class A Principal Due	37,364,908.61
3. Class A Principal Paid	37,364,908.61
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	642,541,006.64

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP	0.7133234
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.7217206

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	43.147889
2. Principal Distribution per $1,000	41.481030
3. Interest Distribution per $1,000	1.666860

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.65000%
2. Days in Accrual Period	30

3. Class M Interest Due	187,681.74
4. Class M Interest Paid	187,681.74
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	84,987,956.34
2. Class M Principal Due	4,670,598.02
3. Class M Principal Paid	4,670,598.02
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	80,317,358.32

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP	0.7133234
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0902148